                                                                     EXHIBIT 4.7
================================================================================

                           STERLING BANCSHARES, INC.


                          --------------------------


                                   INDENTURE

                         DATED AS OF ____________, 2001


                          --------------------------


                             BANKERS TRUST COMPANY,

                                   AS TRUSTEE


                          --------------------------


               JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES

================================================================================

TIE-SHEET

     of provisions of Trust Indenture Act of 1939 with Indenture dated as of ______________, 2001 between Sterling Bancshares, Inc. and Bankers Trust Company, as Trustee:

ACT Section                                                    INDENTURE Section
310 (a) (1)...............................................................6.9
    (a) (2)...............................................................6.9
310 (a) (3)...............................................................N/A
    (a) (4)...............................................................N/A
310 (a) (5)........................................................6.10, 6.11
310 (b)...................................................................N/A
310 (c)..................................................................6.13
311 (a) and (b)...........................................................N/A
311 (c)..............................................................4.1, 4.2(a)
312 (a)...................................................................4.2
312 (b) and (c)...........................................................4.4
313 (a)...................................................................4.4
313 (b) (1)...............................................................4.4
313 (b) (2)...............................................................4.4
313 (c)...................................................................4.4
313 (d)...................................................................4.4
314 (a)...................................................................4.3
314 (b)...................................................................N/A
314 (c) (1) and (2).......................................................6.7
314 (c) (3)...............................................................N/A
314 (d)...................................................................N/A
314 (e)...................................................................6.7
314 (f)...................................................................N/A
315 (a) (c) and (d).......................................................6.1
315 (b)...................................................................5.8
315 (e)...................................................................5.9
316 (a) (1)...............................................................5.7
316 (a) (2)...............................................................N/A
316 (a) last sentence.....................................................2.9
316 (b)...................................................................9.2
317 (a)...................................................................5.5
317 (b)...................................................................6.5
318 (a)..................................................................13.8

            THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
ARTICLE I DEFINITIONS.........................................................    1

 SECTION 1.1 Definitions......................................................    1
 "Additional Provisions"......................................................    1
 "Affiliate"..................................................................    1
 "Authenticating Agent".......................................................    1
 "Bankruptcy Law".............................................................    1
 "Board of Directors".........................................................    1
 "Board Resolution"...........................................................    1
 "Business Day"...............................................................    2
 "Certificate"................................................................    2
 "Certificate of Authentication"..............................................    2
 "Commission".................................................................    2
 "Common Securities"..........................................................    2
 "Common Securities Guarantee"................................................    2
 "Common Stock"...............................................................    2
 "Company"....................................................................    2
 "Company Request" or "Company Order".........................................    2
 "Custodian"..................................................................    2
 "Declaration"................................................................    2
 "Default"....................................................................    2
 "Defaulted Interest".........................................................    2
 "Definitive Securities"......................................................    2
 "Depositary".................................................................    2
 "Direct Action"..............................................................    3
 "Distributions"..............................................................    3
 "Event of Default"...........................................................    3
 "Exchange Act"...............................................................    3
 "Federal Reserve"............................................................    3
 "Global Security"............................................................    3
 "Indebtedness"...............................................................    3
 "Indenture"..................................................................    3
 "Interest Payment Date,".....................................................    3
 "Mortgage"...................................................................    3
 "Officers"...................................................................    3
 "Officers' Certificate"......................................................    3
 "Opinion of Counsel".........................................................    3
 "Other Debentures"...........................................................    3
 "Other Guarantees"...........................................................    4
 "Outstanding"................................................................    4
 "Person".....................................................................    4
 "Predecessor Security".......................................................    4
 "Preferred Securities".......................................................    4
 "Preferred Securities Guarantee".............................................    4
 "Principal Office of the Trustee"............................................    4
 "Property Trustee"...........................................................    4
 "Responsible Officer"........................................................    4
 "Securities" or "Security"...................................................    5
 "Securities Act".............................................................    5
 "Securityholder," "holder of Securities,"....................................    5

--------------
*This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

 "Securities Register"........................................................   5
 "Senior Indebtedness"........................................................   5
 "Sterling Capital Trust" or the "Trust"......................................   5
 "Subsidiary".................................................................   5
 "Trustee"....................................................................   5
 "Trust Indenture Act"........................................................   5
 "Trust Securities"...........................................................   5
 "U.S. Government Obligations"................................................   5
 SECTION 1.2 Business Day Certificate.........................................   6

ARTICLE II SECURITIES.........................................................   6
 SECTION 2.1  Forms Generally.................................................   6
 SECTION 2.2  Amount Unlimited; Issuable in Series............................   6
 SECTION 2.3  Execution and Authentication....................................   8
 SECTION 2.4  Authentication and Dating.......................................   8
 SECTION 2.5  Date and Denomination of Securities.............................   9
 SECTION 2.6  Transfer and Exchange...........................................  10
 SECTION 2.7  Replacement Securities..........................................  11
 SECTION 2.8  Temporary Securities............................................  11
 SECTION 2.9  Cancellation....................................................  11
 SECTION 2.10 Global Securities...............................................  11
 SECTION 2.11 CUSIP Numbers...................................................  12

ARTICLE III PARTICULAR COVENANTS OF THE COMPANY...............................  12
 SECTION 3.1  Payment of Principal and Interest...............................  12
 SECTION 3.2  Offices for Notices and Payments, etc...........................  12
 SECTION 3.3  Appointments to Fill Vacancies in Trustee's Office..............  13
 SECTION 3.4  Provision as to Paying Agent....................................  13
 SECTION 3.5  Certificate to Trustee..........................................  13
 SECTION 3.6  Compliance with Consolidation Provisions........................  14
 SECTION 3.7  Limitation on Dividends.........................................  14
 SECTION 3.8  Covenants as to Sterling Capital Trusts.........................  14

ARTICLE IV SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE..  15
 SECTION 4.1  Securityholders' Lists..........................................  15
 SECTION 4.2  Preservation and Disclosure of Lists............................  15
 SECTION 4.3  Reports by the Company..........................................  16
 SECTION 4.4  Reports by the Trustee..........................................  16

ARTICLE V REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.....  17
 SECTION 5.1  Events of Default...............................................  17
 SECTION 5.2  Payment of Securities on Default; Suit Therefor.................  18
 SECTION 5.3  Application of Moneys Collected by Trustee......................  19
 SECTION 5.4  Proceedings by Securityholders..................................  19
 SECTION 5.5  Proceedings by Trustee..........................................  20
 SECTION 5.6  Remedies Cumulative and Continuing..............................  20
 SECTION 5.7  Direction of Proceedings and Waiver of Defaults by Majority of
              Securityholders.................................................  20
 SECTION 5.8  Notice of Defaults..............................................  21
 SECTION 5.9  Undertaking to Pay Costs........................................  21
 SECTION 5.10 Requirement to Post Bond........................................  21

ARTICLE VI CONCERNING THE TRUSTEE.............................................  22
 SECTION 6.1  Duties and Responsibilities of Trustee..........................  22
 SECTION 6.2  Reliance on Documents, Opinions, etc............................  22
 SECTION 6.3  No Responsibility for Recitals, etc.............................  23
 SECTION 6.4  Trustee, Authenticating Agent, Paying Agents, Transfer Agents or
              Registrar May Own Securities....................................  24

 SECTION 6.5  Moneys to be Held in Trust......................................  24
 SECTION 6.6  Compensation and Expenses of Trustee............................  24
 SECTION 6.7  Officers' Certificate as Evidence...............................  24
 SECTION 6.8  Conflicting Interest of Trustee.................................  25
 SECTION 6.9  Eligibility of Trustee..........................................  25
 SECTION 6.10 Resignation or Removal of Trustee...............................  25
 SECTION 6.11 Acceptance by Successor Trustee.................................  26
 SECTION 6.12 Succession by Merger, etc.......................................  27
 SECTION 6.13 Limitation on Rights of Trustee as a Creditor...................  27
 SECTION 6.14 Authenticating Agents...........................................  27

ARTICLE VII CONCERNING THE SECURITYHOLDERS....................................  28
 SECTION 7.1  Action by Securityholders.......................................  28
 SECTION 7.2  Proof of Execution by Securityholders...........................  28
 SECTION 7.3  Who Are Deemed Absolute Owners..................................  29
 SECTION 7.4  Securities Owned by Company Deemed Not Outstanding..............  29
 SECTION 7.5  Revocation of Consents; Future Holders Bound....................  29

ARTICLE VIII SECURITYHOLDERS' MEETINGS........................................  29
 SECTION 8.1  Purposes of Meetings............................................  29
 SECTION 8.2  Call of Meetings by Trustee.....................................  30
 SECTION 8.3  Call of Meetings by Company or Securityholders..................  30
 SECTION 8.4  Qualifications for Voting.......................................  30
 SECTION 8.5  Regulations.....................................................  30
 SECTION 8.6  Voting..........................................................  31

ARTICLE IX SUPPLEMENTAL INDENTURES............................................  31
 SECTION 9.1  Supplemental Indentures without Consent of Securityholders......  31
 SECTION 9.2  Supplemental Indentures with Consent of Securityholders.........  32
 SECTION 9.3  Compliance with Trust Indenture Act; Effect of Supplemental
              Indentures......................................................  33
 SECTION 9.4  Notation on Securities..........................................  33
 SECTION 9.5  Evidence of Compliance of Supplemental Indenture to be Furnished
              Trustee.........................................................  33

ARTICLE X CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE...................  34
 SECTION 10.1 Company May Consolidate, etc., on Certain Terms.................  34
 SECTION 10.2 Successor Corporation to be Substituted for Company.............  34
 SECTION 10.3 Opinion of Counsel to be Given Trustee..........................  34

ARTICLE XI SATISFACTION AND DISCHARGE OF INDENTURE............................  35
 SECTION 11.1 Discharge of Indenture..........................................  35
 SECTION 11.2 Deposited Moneys and U.S. Government Obligations to be Held in
              Trust by Trustee................................................  35
 SECTION 11.3 Paying Agent to Repay Moneys Held...............................  35
 SECTION 11.4 Return of Unclaimed Moneys......................................  35
 SECTION 11.5 Defeasance Upon Deposit of Moneys or U.S. Government Obligations  36

ARTICLE XII IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...  37
 SECTION 12.1 Indenture and Securities Solely Corporate Obligations...........  37

ARTICLE XIII MISCELLANEOUS PROVISIONS.........................................  37
 SECTION 13.1 Successors......................................................  37
 SECTION 13.2 Official Acts by Successor Corporation..........................  37
 SECTION 13.3 Surrender of Company Powers.....................................  37
 SECTION 13.4 Addresses for Notices, etc......................................  37
 SECTION 13.5 Governing Law...................................................  38
 SECTION 13.6 Evidence of Compliance with Conditions Precedent................  38
 SECTION 13.7 Business Days...................................................  38

 SECTION 13.8   Trust Indenture Act to Control................................  38
 SECTION 13.9   Table of Contents, Headings, etc..............................  38
 SECTION 13.10  Execution in Counterparts.....................................  38
 SECTION 13.11  Separability..................................................  38
 SECTION 13.12  Assignment....................................................  39
 SECTION 13.13  Acknowledgement of Rights.....................................  39

ARTICLE XIV PREPAYMENT OF SECURITIES..........................................  39
 SECTION 14.1   Applicability of Article......................................  39
 SECTION 14.2   Notice of Prepayment; Selection of Securities.................  39
 SECTION 14.3   Payment of Securities Called for Prepayment...................  40

ARTICLE XV SUBORDINATION OF SECURITIES........................................  40
 SECTION 15.1   Agreement to Subordinate......................................  40
 SECTION 15.2   Default on Senior Indebtedness................................  40
 SECTION 15.3   Liquidation; Dissolution; Bankruptcy..........................  41
 SECTION 15.4   Subrogation...................................................  42
 SECTION 15.5   Trustee to Effectuate Subordination...........................  42
 SECTION 15.6   Notice by the Company.........................................  42
 SECTION 15.7   Rights of the Trustee; Holders of Senior Indebtedness.........  43
 SECTION 15.8   Subordination May Not Be Impaired.............................  43

     THIS INDENTURE, dated as of ______________, 2001, between Sterling Bancshares, Inc. a Texas corporation (hereinafter sometimes called the "Company"), and Bankers Trust Company, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee"),

                             W I T N E S S E T H :

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance from time to time of its junior subordinated unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture.

     NOW, THEREFORE, in consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or a series thereof, as follows:

                                   ARTICLE I
                                  DEFINITIONS
SECTION 1.1 Definitions.

     The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

     "Additional Provisions" shall have the meaning given to such term in
Section 15.1.

     "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

     "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors.

     "Board of Directors" shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

     "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" shall mean, with respect to any series of Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Houston, Texas are authorized or required by law or executive order to close.

     "Certificate" shall mean a certificate signed by a principal executive officer, the principal financial officer or the principal accounting officer of the Company.

     "Certificate of Authentication" shall mean the certificate issued by the Trustee or the Authenticating Agent as to the form of Security issued under the Indenture.

     "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" shall mean undivided beneficial interests in the assets of a Sterling Capital Trust which rank pari passu with Preferred Securities issued by such Sterling Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

     "Common Securities Guarantee" shall mean any guarantee that the Company may enter into with any Person or Persons that operates directly or indirectly for the benefit of holders of Common Securities of such Sterling Capital Trust.

     "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     "Company" shall mean Sterling Bancshares, Inc., a Texas corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

     "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

     "Declaration" with respect to a Sterling Capital Trust, shall mean the governing instrument of such Sterling Capital Trust, as amended from time to time.

     "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulted Interest" shall have the same meaning set forth in Section 2.5.

     "Definitive Securities" shall mean those securities issued in fully registered certificated form not otherwise in global form.

     "Depositary" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.2 and 2.10.

     "Direct Action" shall have the meaning set forth in the Declaration of the applicable Sterling Capital Trust.

     "Distributions" shall have the meaning set forth in the Declaration of the applicable Sterling Capital Trust.

     "Event of Default" shall mean any event specified in Section 5.1, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

     "Global Security" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

     "Indebtedness" shall mean (i) every obligation of the Company for money borrowed; (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Company with respect to letters of credit, banker's acceptances or similar facilities issued for the account of the Company; (iv) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Company; (vi) all indebtedness of the Company whether incurred on or prior to the date of the Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Company has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both.

     "Interest Payment Date," when used with respect to any installment of interest on a Security of a particular series, shall mean the date specified in such Security or in a Board Resolution or in an indenture supplement hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

     "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

     "Officers" shall mean any of the Chairman, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of the Company.

     "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be the general counsel of the Company acceptable to the Trustee.

     "Other Debentures" means all junior subordinated debentures issued by the Company from time to time and sold to trusts to be established by the Company (if any), in each case similar to a Sterling Capital Trust.

     "Other Guarantees" means all guarantees to be issued by the Company with respect to preferred securities (if any) and issued to other trusts to be established by the Company (if any), in each case similar to a Sterling Capital Trust.

     "Outstanding" when used with reference to the Securities, shall mean, subject to the provisions of Section 7.4, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article XIV or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.7 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

     "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.7 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Preferred Securities" shall mean undivided beneficial interests in the assets of a Sterling Capital Trust which rank pari passu with the Common Securities issued by such Sterling Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

     "Preferred Securities Guarantee" shall mean any guarantee that the Company may enter into with Bankers Trust Company or other Persons that operates directly or indirectly for the benefit of holders of Preferred Securities of a Sterling Capital Trust.

     "Principal Office of the Trustee", or other similar term, shall mean the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time be principally administered which office at the date of execution of this Agreement is located at Bankers Trust Company, Four Albany Street, New York, New York 10006.

     "Property Trustee" shall have the same meaning set forth in the Declaration of the applicable Sterling Capital Trust.

     "Responsible Officer" means with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Securities" or "Security" shall have the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securityholder," "holder of Securities," or other similar terms, shall mean any Person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

     "Securities Register" shall have the meaning specified in Section 2.6.

     "Senior Indebtedness" means the principal of and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed for proceeding), on Indebtedness of the Company, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are not superior in right of payment to the Securities or other Indebtedness which is pari passu with, or subordinated to the Securities, provided, however, that Senior Indebtedness shall not be deemed to include (a) any Indebtedness of the Company which, when incurred and without respect to any election under Section 1111 (b) of the Bankruptcy Reform Act of 1978, as amended, was without recourse to the Company, (b) any Indebtedness of the Company to any of its Subsidiaries, (c) Indebtedness to any employee of the Company, and (d) any Securities.

     "Sterling Capital Trust" or the "Trust" shall mean each of Sterling Bancshares Capital Trust II, and Sterling Bancshares Capital Trust III, each a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

     "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

     "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.3; provided, however, that, in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act as so amended.

     "Trust Securities" shall mean the Preferred Securities and the Common Securities, collectively.

     "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 1.2  Business Day Certificate.

     On the date of execution and delivery of this Indenture (with respect to the remainder of calendar year 2001) and thereafter, within 15 days prior to the end of each calendar year while this Indenture remains in effect (with respect to the succeeding calendar years), the Company shall deliver to the Trustee an Officers' Certificate specifying the days on which banking institutions or trust companies in Houston, Texas are authorized or obligated by law or executive order to be closed.

                                  ARTICLE II

                                  SECURITIES

SECTION 2.1  Forms Generally

     (a) The Securities of each series shall be in substantially the form as established by or pursuant to a Board Resolution and as set forth in an Officer's Certificate of the Company or in one or more indentures supplemental hereto, in each case with appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of the Securities.

     (b) The form of the Trustee's Certificate of Authentication shall be in substantially the following form:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture and [________] Supplemental Indenture.


                    BANKERS TRUST COMPANY,

                    as Trustee


                    By:
                       ---------------------------
                       Authorized Signatory

SECTION 2.2  Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officers' Certificate of the Company or established in one or more indentures supplemental:

     (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

     (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.6, 2.7, 2.8, 9.4, and 14.3;

     (c) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

     (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

     (e) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

     (f) the right, if any, to extend the interest payment periods and the duration of such extension;

     (g) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be prepaid or redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

     (h) the obligation, if any, of the Company to prepay, redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which, and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be prepaid, redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

     (i) if other than denominations of $25 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

     (j) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

     (k) the form of the Securities of the series including the form of the Certificate of Authentication of such series;

     (l) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series;

     (m) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.6, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.6, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

     (n) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

SECTION 2.3  Execution and Authentication.

     Two Officers shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Section 2.1(b) hereto.

SECTION 2.4  Authentication and Dating.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon a Company Order, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon:

     (a) a copy of any Board Resolution or Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

     (b) an executed supplemental indenture, if any;

     (c) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Section 2.1 and Section 2.2, respectively; and

     (d) an Opinion of Counsel prepared in accordance with Section 13.6 which shall also state:

        (i) that the form of such Securities has been established by or pursuant to a resolution of the Board of Directors or by supplemental indenture as permitted by Section 2.1 in conformity with the provisions of this Indenture;

        (ii) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by supplemental indenture as permitted by Section 2.2 in conformity with the provisions of this Indenture;

        (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company;

        (iv) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

        (v) such other matters as the Trustee may reasonably request.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

SECTION 2.5  Date and Denomination of Securities.

     The Securities shall be issuable in such form and in such denominations as shall be specified as contemplated by Section 2.2. In the absence of any such specification with respect to the Securities of any series, the Securities of such Series shall be issuable as registered Securities without coupons and in the denominations of $25 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.2. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.1.

     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for any Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder, and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

     (a) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.2 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month in which an Interest Payment Date established for such series pursuant to Section 2.2 hereof shall occur, if such Interest Payment Date is the last day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.2 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

     Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

SECTION 2.6  Transfer and Exchange.

     Subject to Section 2.2(m), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.2, and the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.2, the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.2, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

     The Company shall cause to be kept at the corporate trust office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register."

     To permit registrations of transfers and exchanges, the Company shall execute and the Trustee, upon receipt of a Company Order, shall authenticate Definitive Securities and Global Securities at the Security Registrar's request. All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

     Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same original same issue date and Stated Maturity Date and having the same terms.

     No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities of such series for redemption; or (ii) register the transfer of or exchange any Security of such series so selected for redemption in whole or in part, except the unredeemed portion of any Security of such series being redeemed in part.

     Prior to due presentment for the registration of a transfer of any Security, the Trustee, the Company and any agent of the Trustee or the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and interest on such Securities, and none of the Trustee, the Company and any agents of the Trustee or the Company shall be affected by notice to the contrary.

SECTION 2.7  Replacement Securities.

     If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

     Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.8  Temporary Securities.

     Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company shall cause Definitive Securities to be prepared without unreasonable delay. The Definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.2 hereof, without charge to the Holder. Upon surrender for cancellation of anyone or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

SECTION 2.9   Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or destroy cancelled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it. The Company may not issue new Securities to replace Securities that have been redeemed or paid or that have been delivered to the Trustee for cancellation.

SECTION 2.10  Global Securities.

     (a) If the Company shall establish pursuant to Section 2.2 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.4, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.10 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

     (b) Notwithstanding the provisions of Section 2.6, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.6, only to another nominee of the Depositary for such series or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

     (c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.10 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.6, the Trustee will authenticate and deliver, the Definitive Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.10 shall no longer apply to the Securities of such series. In such event the Company will execute and, subject to Section 2.6, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Definitive Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Definitive Securities issued in exchange for the Global Security pursuant to this Section 2.10(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

SECTION 2.11  CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III

                      PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.1   Payment of Principal and Interest.

     The Company covenants and agrees for the benefit of each series of the Securities that it will duly and punctually pay or cause to be paid the principal of and interest on each series of the Securities at the place, at the respective times and in the manner provided herein. Each installment of interest on the Securities of any series may be paid by (i) mailing checks for such interest payable to the order of the holder of Security entitled thereto as they appear in the Security Register, or (ii) by wire transfer to an account appropriately designated by the Holder entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date.

SECTION 3.2   Offices for Notices and Payments, etc.

     So long as any of the Securities remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee or specified as contemplated by Section 2.2, any such office or agency for all of the above purposes shall be the Principal Office of the Trustee. In case the

Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

     In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for payment, registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

SECTION 3.3  Appointments to Fill Vacancies in Trustee's Office.

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 3.4  Provision as to Paying Agent.

     (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.4,

        (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities; and

        (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall become due and payable.

     (c) Anything in this Section 3.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 3.4, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to
Section 11.3 and Section 11.4.

SECTION 3.5   Certificate to Trustee.

     The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year of the issuance of Securities of any series under this Indenture, so long as Securities of any series are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

SECTION 3.6   Compliance with Consolidation Provisions.

     The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of
Article X hereof are complied with.

SECTION 3.7   Limitation on Dividends.

     The Company will not: (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) as a result of a reclassification of any class or series of the Company's capital stock solely into another class or series of the Company's capital stock, (d) the purchase of fractional shares resulting from such reclassification or pursuant to the conversion or exchange provisions of such capital stock or any security convertible or exchangeable into shares of the Company's capital stock, and (e) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans); (ii) make any payment of principal, premium, if any, or interest on or repay or repurchase or redeem any debt securities of the Company (including Other Debentures) that rank pari passu with or junior in right of payment to the Securities; or (iii) make any guarantee payments (other than payments under the Preferred Securities Guarantee) with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities, if at such time (1) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would constitute, an Event of Default and (b) in respect of which the Company shall not have taken reasonable steps to cure, or (2) if such Securities are held by the Property Trustee, the Company shall be in default with respect to its payment obligations under the Preferred Securities Guarantee.

SECTION 3.8   Covenants as to Sterling Capital Trusts.

     In the event Securities are issued to a Sterling Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Sterling Capital Trust, for so long as such Trust Securities remain outstanding, the Company: (i) will maintain 100% direct or indirect ownership of the Common Securities of such Sterling Capital Trust; provided, however, that any successor of the Company, permitted pursuant to Article X, may succeed to the Company's ownership of such Common Securities; (ii) use its reasonable efforts not to voluntarily terminate, wind up or liquidate such Sterling Capital Trust except with the prior approval of the Federal Reserve if then so required under applicable capital guidelines or policies of the Federal Reserve, and except (a) in connection with a distribution of Junior Subordinated Debentures to the holders of the Trust Preferred Securities in liquidation of such Sterling Capital Trust or (b) in connection with certain mergers, consolidations, or amalgamations permitted by the Declaration of such Sterling Capital Trust; (iii) will use its reasonable efforts to cause such Sterling Capital Trust (a) to remain a business trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of such Sterling Capital Trust, the redemption of all of the Trust Securities of such Sterling Capital Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Sterling Capital Trust, and (b) to otherwise continue to be treated as a grantor trust for United States Federal income tax purposes; and
(iv) will use its reasonable efforts to cause each holder of the Trust Securities of such Sterling Capital Trust to be treated as owning an undivided beneficial interest in the Securities.

                                  ARTICLE IV

       SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 4.1   Securityholders' Lists.

     The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

     (a) on a semi-annual basis on each regular record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar of such series.

SECTION 4.2   Preservation and Disclosure of Lists.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 4.1 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

        (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

        (2) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section
4.2 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the

Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

SECTION 4.3   Reports by the Company.

     (a) The Company covenants and agrees to file with the Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.3 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.4   Reports by the Trustee.

     (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each June 6 following the date of this Indenture, commencing June 6, deliver to Securityholders a brief report, dated as of such September 15, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                   ARTICLE V

        REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

SECTION 5.1   Events of Default.

     One or more of the following events of default shall constitute an Event of Default with respect to Securities of such series or any other events as may be established with respect to Securities of that series as contemplated by Section
2.2 (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of an administrative or governmental body):

     (a) default in the payment of any interest upon any Securities of that series or any Other Debentures when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any particular series of Securities established as contemplated in this Indenture, shall not constitute a default in the payment of interest for this purpose; or

     (b) default in the payment of all or any part of the principal on any Securities of that series or any Other Debentures as and when the same shall become due and payable either at maturity, upon prepayment or redemption, by declaration of acceleration of maturity or otherwise; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in the terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default hereunder; or

     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

     (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

     If an Event of Default with respect to any series of Securities at the time outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding may declare the principal amount of all Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities of that series), and upon any such declaration the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities of that series (or at the respective rates of interest of all the Securities, as the case may be) to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover compensation due to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, pursuant to Section 6.6, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon; provided, however, that if the Securities of such series (or all of the Securities, as the case may be) are held by the Property Trustee, such waiver or rescission and annulment to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities of such Sterling Capital Trust shall have consented to such waiver or rescission and annulment to such waiver.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

SECTION 5.2   Payment of Securities on Default; Suit Therefor.

     The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of a series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of any of the Securities of a series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or upon prepayment or redemption or by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal or interest with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by Sterling Capital Trust or a trustee of such trust, without duplication of any other amounts paid by the Sterling Capital Trust or a trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amount due to the Trustee pursuant to
Section 6.6.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee pursuant to 6.6) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.6.

     Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

SECTION 5.3   Application of Moneys Collected by Trustee.

     Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

     First: To the payment of costs and expenses of collection applicable to the Securities of such series and all other amounts due to the Trustee under
Section 6.6;

     Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV;

     Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities of such series for principal of and interest on the Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal and interest, respectively; and

     Fourth:  To the Company.

SECTION 5.4  Proceedings by Securityholders.

     No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

     Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     The Company and the Trustee acknowledge that pursuant to each Declaration, the holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

SECTION 5.5   Proceedings by Trustee.

     In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 5.6   Remedies Cumulative and Continuing.

     All powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities of any series, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

SECTION 5.7 Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

     The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee;

provided, however, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, or all of the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default and its consequences except a default (a) in the payment of principal of or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by a Sterling Capital Trust or a Property Trustee of such Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities of the applicable Sterling Capital Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable Sterling Capital Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said default or Event of Default shall for all purposes of the Securities of that series (or of all the Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

SECTION 5.8   Notice of Defaults.

     (a) The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series known to a Responsible Officer of the Trustee, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security Register, notice of all defaults with respect to that series actually known to a Responsible Officer of the Trustee, unless such defaults shall have been cured before the giving of such notice (the term defaults for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of
Section 5.1, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.1); and provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.1(c), no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof, but shall be given within 90 days after such occurrence.

     (b) Within five Business Days after the occurrence of any Event of Default with respect to any series actually known to a Responsible Officer of the Trustee, the Trustee shall transmit notice of such Event of Default to all Securityholders of such series, unless such Event of Default shall have been cured or waived.

SECTION 5.9   Undertaking to Pay Costs.

     All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in aggregate principal amount of the Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security against the Company on or after the same shall have become due and payable.

SECTION 5.10 Requirement to Post Bond.

     Notwithstanding anything contained herein to the contrary, the Trustee shall not be bound, obligated or required to take any action at the request or direction of any Securityholder pursuant to this Indenture if such Securityholder shall not have made available to the Trustee, security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) which might be incurred by it in compliance with the written request or direction.

                                  ARTICLE VI

                             CONCERNING THE TRUSTEE

SECTION 6.1   Duties and Responsibilities of Trustee.

     With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to Securities of that series of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiving of all Events of Default which may have occurred with respect to Securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default which may have occurred,

        (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

        (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Securityholders pursuant to Section 5.7, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

SECTION 6.2  Reliance on Documents, Opinions, etc.

     Except as otherwise provided in :

     (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable and sufficient security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of Securities of which a Responsible Officer of the Trustee has actual knowledge (that has not been cured or waived), to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care; and

     (h) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities of any series unless (1) such default is a default under Section 5.1(a) and Section 5.1(b) of the Indenture, (2) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (3) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Securities of such series or by any holder of the Securities of that series.

SECTION 6.3  No Responsibility for Recitals, etc.

     The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

SECTION 6.4 Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

     The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

SECTION 6.5   Moneys to be Held in Trust.

     Subject to the provisions of Section 11.4, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

SECTION 6.6   Compensation and Expenses of Trustee.

     The Company, as issuer of Securities under this Indenture, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.6 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

SECTION 6.7  Officers' Certificate as Evidence.

     Except as otherwise provided in Section 6.1 and Section 6.2, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 6.8  Conflicting Interest of Trustee.

     If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 6.9   Eligibility of Trustee.

     The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by Federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.9 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

SECTION 6.10   Resignation or Removal of Trustee.

     (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

        (1) the Trustee shall fail to comply with the provisions of Section 6.8 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

        (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

        (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.9, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within 10 days after such nomination the Company objects thereto, or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection(a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     (e) The Company shall pay the Trustee all amounts owed to such Trustee pursuant to this Indenture upon the resignation or removal of the Trustee.

SECTION 6.11   Acceptance by Successor Trustee.

     Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the retiring trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trustee hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

     No successor trustee shall accept appointment as provided in this Section
6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company. No Trustee shall have any liability for any actions taken or omitted to be taken by any successor trustee.

SECTION 6.12   Succession by Merger, etc.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities of that series or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 6.13   Limitation on Rights of Trustee as a Creditor.

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent included therein.

SECTION 6.14   Authenticating Agents.

     There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by Federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

     The Company, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

SECTION 7.1   Action by Securityholders.

     Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of
Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 7.2   Proof of Execution by Securityholders.

     Subject to the provisions of Section 6.1, Section 6.2, and Section 8.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.6.

SECTION 7.3   Who Are Deemed Absolute Owners.

     Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

SECTION 7.4   Securities Owned by Company Deemed Not Outstanding.

     In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 7.5   Revocation of Consents; Future Holders Bound.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.1, the serial number of which is shown by the evidence to be included in the group of Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.2, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                 ARTICLE VIII

                           SECURITYHOLDERS' MEETINGS

SECTION 8.1   Purposes of Meetings.

     A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

     (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

     (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

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

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or

     (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

SECTION 8.2   Call of Meetings by Trustee.

     The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

SECTION 8.3   Call of Meetings by Company or Securityholders.

     In case at any time the Company, pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.1, by mailing notice thereof as provided in Section 8.2.

SECTION 8.4   Qualifications for Voting.

     To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 8.5   Regulations.

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 8.4, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $25 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of

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

Securityholders duly called pursuant to the provisions of Section 8.2 or Section
8.3 may be adjourned from time to time by a majority of those present, and the meeting may be held as so adjourned without further notice.

SECTION 8.6   Voting.

     The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting.
A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

SECTION 9.1  Supplemental Indentures without Consent of Securityholders.

     The Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article X hereof;

     (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

     (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the holders of the Securities;

     (e) to add to, delete from, or revise the terms of Securities of any series as permitted by Section 2.1 and Section 2.2, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Securities issued in whole or in part in the form of one or more Global Securities and the payment of any principal thereof, or interest or premium, if any, thereon;

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11;

     (g) to make any change that does not adversely affect the rights of any Securityholder in any material respect; or

     (h) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section 9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.2.

SECTION 9.2  Supplemental Indentures with Consent of Securityholders.

     With the consent (evidenced as provided in Section 7.1) of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), and in the case of Securities issued to a Sterling Capital Trust, the holders of a majority in aggregate liquidation amount of the related Preferred Securities, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security affected thereby (and each Preferred Security, if applicable), (i) extend or change the fixed maturity of any Security of any series (except as may otherwise be provided by the terms of any supplemental indenture establishing such series in accordance with Section 2.2 hereof), or reduce the rate of interest thereon or extend the time of payment of interest thereon (except as may otherwise be provided by the terms of any supplemental indenture establishing such series in accordance with Section 2.2 hereof), or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, without the consent of the holder of each Security so affected, (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture or (iii) otherwise materially adversely affect the interest of the holders of any series of the Securities or the Preferred Securities; provided, further, that if the Securities of such series are held by a Sterling Capital Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Trust shall have consented to such supplemental indenture; provided further, that if the consent of the holder of each outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable Sterling Capital Trust shall have consented to such supplemental indenture.

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

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholder's of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

     Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 9.3 Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

     Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.4  Notation on Securities.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this ARTICLE IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture maybe prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

SECTION 9.5 Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

     The Trustee, subject to the provisions of Section 6.1 and Section 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this ARTICLE IX.

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                                   ARTICLE X

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.1   Company May Consolidate, etc., on Certain Terms.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing.

SECTION 10.2   Successor Corporation to be Substituted for Company.

     In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the obligation of due and punctual payment of the principal of and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Sterling Capital Trust, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

SECTION 10.3   Opinion of Counsel to be Given Trustee.

     The Trustee, subject to the provisions of Section 6.1 and Section 6.2 may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this
Article X.

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                                  ARTICLE XI

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.1   Discharge of Indenture.

     When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.7) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon prepayment all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.7) not theretofore cancelled or delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.4, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.3, 2.6, 2.7, 3.1, 3.2, 3.4, 6.6, 6.10 and 11.4 hereof, which shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.6, 6.10 and 11.4 shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

SECTION 11.2 Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee.

     Subject to the provisions of Section 11.4, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 11.1 or Section 11.5 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.5 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

SECTION 11.3  Paying Agent to Repay Moneys Held.

     Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 11.4  Return of Unclaimed Moneys.

     Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

SECTION 11.5  Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

     The Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below with respect to any series of Securities have been satisfied:

     (a) the Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest on the outstanding Securities of such series on the dates such installments of principal or interest due;

     (b) if the Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.5 would not cause such Securities to be delisted from such exchange;

     (c) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

     (d) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this Section 11.5 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and in the case of the Securities of such series being Discharged, such opinion shall be based on a statute so providing or be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to the Securities under Sections 2.6, 2.7, 5.2 and 11.4; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

     "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

     (a) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

     (b) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this Section 11.5.

                                  ARTICLE XII

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.1  Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                 ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

SECTION 13.1  Successors.

     All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

SECTION 13.2  Official Acts by Successor Corporation.

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

SECTION 13.3  Surrender of Company Powers.

     The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

SECTION 13.4  Addresses for Notices, etc.

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or conformed telecopy addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company at 15000 Northwest Freeway, Suite 200, Houston, Texas 77040, Attention: Vice President, Secretary and Chief Financial Officer. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust Administration Department (unless another address is provided by the Trustee to the Company for such purpose). Any notice or communication to a Securityholder shall be mailed by first class mail to his or her address shown on the register kept by the Security Registrar.

SECTION 13.5  Governing Law.

     THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 13.6  Evidence of Compliance with Conditions Precedent.

     Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.5) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 13.7  Business Days.

     In any case where the date of payment of principal of (or premium, if any) or interest on the Securities will not be a Business Day, the payment of such principal of (or premium, if any) or interest on the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date, except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

SECTION 13.8  Trust Indenture Act to Control.

     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 13.9  Table of Contents, Headings, etc.

     The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.10  Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 13.11  Separability.

     In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 13.12  Assignment.

     The Company will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

SECTION 13.13  Acknowledgement of Rights.

     The Company acknowledges that, with respect to any Securities held by any Sterling Capital Trust or a trustee of any such Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such Sterling Capital Trust, any holder of Trust Preferred Securities may institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or interest on the applicable series of Securities when due, the Company acknowledges that a holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the respective due date specified in the applicable series of Securities.

                                  ARTICLE XIV

                            PREPAYMENT OF SECURITIES

SECTION 14.1  Applicability of Article.

     The provisions of this Article shall be applicable to the Securities of any series which, by their terms, may be prepaid before their maturity except as otherwise as specified as contemplated by Section 2.2 for Securities of such series.

SECTION 14.2  Notice of Prepayment; Selection of Securities.

     In case the Company shall desire to exercise the right to prepay all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for prepayment and shall mail a notice of such prepayment at least 30 and not more than 60 days prior to the date fixed for prepayment to the holders of Securities of such series to be so prepaid as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the prepayment of any other Security of such series.

     Each such notice of prepayment shall identify the Securities to be prepaid (including the CUSIP number), the date fixed for prepayment, the prepayment price at which the Securities are to be prepaid (or the method by which such prepayment price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue. If less than all the Securities of such series are to be prepaid, the notice of prepayment shall specify the number of the Securities of that series to be prepaid. In case any Security of a series is to be prepaid in part only, the notice of prepayment shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for prepayment, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the portion thereof that has not been prepaid will be issued.

     By 10:00 a.m. New York time on the prepayment date specified in the notice of prepayment given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to prepay on the prepayment date all the Securities so called for prepayment at the appropriate prepayment price, together with accrued interest to the date fixed for prepayment.

     If the Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 45 days prior to the prepayment date as to the aggregate principal amount of Securities of that series to be prepaid and, in the case of partial prepayment, the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof (in integral multiples of $25, except as otherwise set forth in the applicable form of Security) to be prepaid.

SECTION 14.3  Payment of Securities Called for Prepayment.

     If notice of prepayment has been given as provided in Section 14.2, the Securities or portions of Securities of that series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable prepayment price, together with interest accrued to the date fixed for prepayment, and on and after said date (unless the Company shall default in the payment of such Securities at the applicable prepayment price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for prepayment shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and prepaid by the Company at the applicable prepayment price, together with interest accrued thereon to the date fixed for prepayment.

     Upon presentation of any Security of any series prepaid in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations, in principal amount equal to the portion of the Security so presented that has not been prepaid.

                                  ARTICLE XV

                          SUBORDINATION OF SECURITIES

SECTION 15.1  Agreement to Subordinate.

     The Company covenants and agrees, and each holder of Securities issued hereunder and under any supplemental indenture or by any Board Resolution ("Additional Provisions") by such Securityholder's acceptance thereof, likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment by the Company of the principal of and interest on all Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

SECTION 15.2  Default on Senior Indebtedness.

     In the event and during the continuation of any default by the Company in the payment of principal, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of or interest on the Securities.

     In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Company with respect to the principal (including redemption payments) of or interest on the Securities until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of such Senior Indebtedness (including any amounts due upon acceleration).

     In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraphs of this Section 15.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness, and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Indebtedness.

SECTION 15.3  Liquidation; Dissolution; Bankruptcy.

     Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all holders of Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character prohibited by the foregoing, whether in cash, property or securities, shall be received by the Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

     For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.2 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in

Article X of this Indenture. Nothing in Section 15.2 or in this Section 15.3 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 6.6 of this Indenture.

SECTION 15.4  Subrogation.

     Subject to the payment in full of all Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

     Nothing contained in this Article XV or elsewhere in this Indenture, any Additional Provisions or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

SECTION 15.5  Trustee to Effectuate Subordination.

     Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

SECTION 15.6  Notice by the Company.

     The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this
Article XV or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of

Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Securityholders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

SECTION 15.7  Rights of the Trustee; Holders of Senior Indebtedness.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Applicable Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

     Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

SECTION 15.8  Subordination May Not Be Impaired.

     No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

     Bankers Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                              STERLING BANCSHARES, INC.



                              By
                                --------------------------------
                                Name:
                                Title:

                              BANKERS TRUST COMPANY,
                              as Trustee



                              By
                                --------------------------------
                                Name:
                                Title: